Cash and Due from Banks	12 Months Ended
Dec. 31, 2011
Cash and Due from Banks [Abstract]
CASH AND DUE FROM BANKS
4.	CASH AND DUE FROM BANKS

The Bank is required to maintain average reserve balances in accordance with federal requirements. Cash and due from banks in the consolidated statements of financial condition include $18.6 million and $20.1 million at December 31, 2011 and 2010, respectively, relating to this requirement.

Cash and due from banks also includes fiduciary funds of $1.1 million at both December 31, 2011 and 2010 relating to insurance services.

The $250.3 million increase in overnight investments to $306.8 million at December 31, 2011 from $56.5 million at December 31, 2010 was due to the excess cash held to fund the previously described planned municipal deposit run-off expected to occur in 2012 as part of the Bank’s repositioning of its balance sheet.